                                                                    EXHIBIT 99.2



                            ADDITIONAL INFORMATION

                             FINANCIAL PROJECTIONS
                         BAY VIEW CAPITAL CORPORATION

                CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
--------------------------------------------------------------------------------

                                              -------------   -------------
                                              DEC. 31, 1999   DEC. 31, 2000
                                              -------------   -------------
(Dollars in Thousands)
ASSETS
Cash and Cash Equivalents                     $     103,200   $     103,200
Securities                                          601,652         484,170
Loans Receivable, Net                             5,203,293       5,980,094
Intangible Assets                                   238,493         221,769
Other Assets                                        273,027         276,685
                                              -------------   -------------
  Total Assets                                $   6,419,665   $   7,065,918
                                              =============   =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits and Borrowings                       $   5,836,202   $   6,419,443
Other Liabilities                                    41,677          45,735
                                              -------------   -------------
  Total Liabilities                           $   5,877,879   $   6,465,178

Stockholders' Equity                                541,787         600,741

                                              -------------   -------------
  Total Liabilities and Stockholders' Equity  $   6,419,666   $   7,065,919
                                              =============   =============

                             FINANCIAL PROJECTIONS
                        INCOME STATEMENT FORECAST  1999

               PRELIMINARY ESTIMATED IMPACT OF PSBL ACQUISITION
--------------------------------------------------------------------------------

                                                                        -----------------------------
                                                                               1999 DILUTED EPS
                                                                        -----------------------------
                                                                        ACCOUNTING      TANGIBLE CASH
                                                                        ----------      -------------
First Call Consensus                                                    $     1.95      $        1.95
Cash Basis Adjustments
  Intangible Amortization (Includes Stock-Based Compensation)                 -                  0.48
  NOL Utilization                                                             -                  0.53
                                                                        ----------      -------------
Forecasted Before PSBL                                                        1.95               2.96
Estimated PSBL EPS Impact                                                     0.01               0.05
                                                                        ----------      -------------
Forecasted After PSBL                                                   $     1.96      $        3.01
                                                                        ==========      =============

                             FINANCIAL PROJECTIONS
                        INCOME STATEMENT FORECAST  2000

               PRELIMINARY ESTIMATED IMPACT OF PSBL ACQUISITION
--------------------------------------------------------------------------------

                                                                        -----------------------------
                                                                               2000 DILUTED EPS
                                                                        -----------------------------
                                                                        ACCOUNTING      TANGIBLE CASH
                                                                        ----------      -------------
Forecasted 2000 Accounting EPS*                                         $     2.15      $        2.15
Cash Basis Adjustments
  Intangible Amortization (Includes Stock-Based Compensation)                 -                  0.48
  NOL Utilization                                                             -                  0.53
                                                                        ----------      -------------
Forecasted Before PSBL                                                        2.15               3.16
Estimated PSBL EPS Impact                                                     0.45               0.54
                                                                        ----------      -------------
Forecasted After PSBL                                                   $     2.60      $        3.70
                                                                        ==========      =============

* ASSUMES 10% EARNINGS GROWTH FROM 1999 CONSENSUS

                             FINANCIAL PROJECTIONS
                                KEY ASSUMPTIONS

                              DOLLARS IN MILLIONS
-------------------------------------------------------------------------------
                                                        ----------   ----------
                                                           1999         2000
                                                        ----------   ----------
Origination Volume                                      $    1,200   $    1,500
Asset Yield                                                  13.25%       12.50%

Loan Loss Provision(1)                                  $       30   $       60
Repayments                                              $      150   $      315

(1) LOAN LOSSES ARE EXPECTED TO BE PROVIDED AS FOLLOWS:

        INITIAL 12 MONTHS FOLLOWING ORIGINATION         =       3.00%
        NEXT 12 MONTHS FOLLOWING ORIGINATION            =       2.50%
        NEXT 12 MONTHS FOLLOWING ORIGINATION            =       2.00%
        NEXT 12 MONTHS FOLLOWING ORIGINATION            =       1.50%
        NEXT 12 MONTHS FOLLOWING ORIGINATION            =       1.00%

                                                         ------------
    TOTAL                                               =      10.00%
                                                         ============